UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 20, 2014

Date of Report (Date of earliest event reported)

STORE Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-36739	45-2280254
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8501 East Princess Drive, Suite 190 Scottsdale, AZ	85255
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 256-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

Stockholders Agreement.   In connection with the initial public offering of STORE Capital Corporation, a Maryland corporation (the “Company”), the Company entered into a stockholders agreement with STORE Holding Company, LLC, a Delaware limited liability company, and other stockholders who may become a party thereto, effective as of November 21, 2014 (the “Stockholders Agreement”), providing for certain governance rights and other matters relating to the Company, and setting forth the respective rights and obligations of such stockholders following the Company’s initial public offering.  A copy of the Stockholders Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Registration Rights Agreement.  In connection with the Company’s initial public offering, the Company also entered into a registration rights agreement with STORE Holding Company, LLC, and other stockholders who may become a party thereto, effective as of November 21, 2014 (the “Registration Rights Agreement”), pursuant to which such stockholders shall have certain registration rights with respect to the Company’s securities held by such stockholders.   A copy of the Registration Rights Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Indemnification Agreements.  In connection with the Company’s initial public offering, the Company entered into an indemnification agreement with the Company’s directors and executive officers effective as of November 21, 2014.  These agreements provide, in general, that the Company will indemnify the applicable executive officer and director to the fullest extent permitted by law in connection with their service to the Company or on the Company’s behalf.  The form of the indemnification agreement is attached hereto as Exhibit 10.10 and incorporated herein by reference.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreements.  Effective as of November 21, 2014, each of the following executive officers entered into an employment agreement with STORE Capital Advisors, LLC, an Arizona limited liability company and wholly owned subsidiary of the Company (“STORE Advisors”), setting forth the position, duties, base compensation, annual incentive bonus, benefits, term of employment and other terms and conditions relating to such executive officer’s employment:

Name	Position

Christopher H. Volk	Chief Executive Officer, President, Assistant Secretary and Assistant Treasurer
Catherine Long	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary
Michael T. Bennett	Executive Vice President — General Counsel, Chief Compliance Officer, Secretary and Assistant Treasurer
Mary Fedewa	Executive Vice President — Acquisitions, Assistant Secretary and Assistant Treasurer
Michael J. Zieg	Executive Vice President — Portfolio Management, Assistant Secretary and Assistant Treasurer
Christopher K. Burbach	Executive Vice President — Underwriting

The Company is the guarantor of the obligations of STORE Advisors under each of the employment agreements for the above-named executive officers.  The employment agreements are attached hereto as Exhibits 10.4 through Exhibit 10.9 and are incorporated herein by reference.

Indemnification Agreements.  In addition, each of the executive officers named above and each of the directors of the Company has entered into an indemnification agreement with the Company effective as of November 21, 2014, in the form attached hereto as Exhibit 10.10 and incorporated herein by reference.  These agreements provide, in general, that the Company will indemnify the applicable executive officer and director to the fullest extent permitted by law in connection with their service to the Company or on the Company’s behalf.

2015 Omnibus Equity Incentive Plan.  Effective as of November 20, 2014, the Company adopted its 2015 Omnibus Equity Incentive Plan (the “Plan”), attached hereto as Exhibit 10.3 and incorporated herein by reference.  The purpose of the Plan is to provide additional incentive to selected employees (including the executive officers listed above), directors, independent contractors and consultants of the Company or its affiliates whose contributions are essential to the growth and success of the Company’s business.  Under the terms of the Plan, the Company may grant equity incentive awards in the form of options, share appreciation rights, restricted shares, deferred shares, performance shares, and other share-based awards or cash awards.  Subject to certain adjustments set forth in the Plan, the number of shares of the Company’s common stock that are reserved and available for issuance pursuant to awards granted under the Plan is equal to 6,903,076 shares.  No awards have been issued under the Plan as of the date hereof.

Item 8.01                                           Other Events.

On November 24, 2014, the Company issued a press release announcing the completion of its initial public offering of 31,625,000 shares of its common stock, including 4,125,000 shares of common stock sold in connection with the full exercise of the underwriters’ option to purchase additional shares, at a price to the public of $18.50 per share.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.		Description

10.1		Stockholders Agreement among STORE Capital Corporation and the persons named therein, effective as of November 21, 2014

10.2		Registration Rights Agreement among STORE Capital Corporation and the persons named therein, effective as of November 21, 2014

10.3	†	STORE Capital Corporation 2015 Omnibus Equity Incentive Plan, effective as of November 20, 2014.

10.4	†	Employment Agreement among STORE Capital Corporation, STORE Capital Advisors, LLC and Christopher H. Volk, effective as of November 21, 2014.

10.5	†	Employment Agreement among STORE Capital Corporation, STORE Capital Advisors, LLC and Michael T. Bennett, effective as of November 21, 2014.

10.6	†	Employment Agreement among STORE Capital Corporation, STORE Capital Advisors, LLC and Catherine Long, effective as of November 21, 2014.

10.7	†	Employment Agreement among STORE Capital Corporation, STORE Capital Advisors, LLC and Mary Fedewa, effective as of November 21, 2014.

10.8	†	Employment Agreement among STORE Capital Corporation, STORE Capital Advisors, LLC and Michael J. Zieg, effective as of November 21, 2014.

10.9	†	Employment Agreement among STORE Capital Corporation, STORE Capital Advisors, LLC and Christopher K. Burbach, effective as of November 21, 2014.

10.10	†	Form of Indemnification Agreement between STORE Capital Corporation and each of its directors and executive officers, effective as of November 21, 2014.

99.1		Press release dated November 24, 2014 regarding the completion of the STORE Capital Corporation initial public offering.

† Indicates management contract or compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STORE Capital Corporation

Dated: November 25, 2014
	By:	/s/ Michael T. Bennett
Michael T. Bennett
Executive Vice President-General Counsel

EXHIBIT INDEX

Exhibit
No.		Description

10.1		Stockholders Agreement among STORE Capital Corporation and the persons named therein, effective as of November 21, 2014

10.2		Registration Rights Agreement among STORE Capital Corporation and the persons named therein, effective as of November 21, 2014

10.3	†	STORE Capital Corporation 2015 Omnibus Equity Incentive Plan, effective as of November 20, 2014.

10.4	†	Employment Agreement among STORE Capital Corporation, STORE Capital Advisors, LLC and Christopher H. Volk, effective as of November 21, 2014.

10.5	†	Employment Agreement among STORE Capital Corporation, STORE Capital Advisors, LLC and Michael T. Bennett, effective as of November 21, 2014.

10.6	†	Employment Agreement among STORE Capital Corporation, STORE Capital Advisors, LLC and Catherine Long, effective as of November 21, 2014.

10.7	†	Employment Agreement among STORE Capital Corporation, STORE Capital Advisors, LLC and Mary Fedewa, effective as of November 21, 2014.

10.8	†	Employment Agreement among STORE Capital Corporation, STORE Capital Advisors, LLC and Michael J. Zieg, effective as of November 21, 2014.

10.9	†	Employment Agreement among STORE Capital Corporation, STORE Capital Advisors, LLC and Christopher K. Burbach, effective as of November 21, 2014.

10.10	†	Form of Indemnification Agreement between STORE Capital Corporation and each of its directors and executive officers, effective as of November 21, 2014.

99.1		Press release dated November 24, 2014 regarding the completion of the STORE Capital Corporation initial public offering.

† Indicates management contract or compensatory plan.